UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2007
MCKESSON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13252	94-3207296

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
McKesson Plaza
One Post Street
San Francisco, CA 94104
(Address of principal executive offices, zip code)
(415) 983-8300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 5.1

Item 1.01 Entry into a Material Definitive Agreement
On February 28, 2007, McKesson Corporation (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $500,000,000 aggregate principal amount of its 5.25% Notes due March 1, 2013 (the “2013 Notes”) and $500,000,000 aggregate principal amount of its 5.70% Notes due March 1, 2017 (the “2017 Notes” and, together with the 2013 Notes, the “Notes”). The Notes will be issued pursuant to an Indenture (the “Indenture”), dated March 5, 2007, by and between the Company and The Bank of New York Trust Company, N.A., as trustee, as supplemented by an Officer’s Certificate, dated March 5, 2007 (the “Officer’s Certificate”).
The 2013 Notes will bear interest at the rate of 5.25% per year. The 2017 Notes will bear interest at the rate of 5.70% per year. Interest on the Notes is payable on March 1 and September 1 of each year, beginning on September 1, 2007. The 2013 Notes will mature on March 1, 2013 and the 2017 Notes will mature on March 1, 2017. Upon 30 days’ notice to holders of the Notes, the Company may redeem the Notes for cash in whole, at any time, or in part, from time to time, prior to maturity, at redemption prices that include accrued and unpaid interest and a make-whole premium, as specified in the Indenture and Officer’s Certificate. The Indenture limits the ability of the Company to incur liens or enter into sale and leaseback transactions, in each case subject to a cure period, or consolidate, merge or sell all or substantially all of its assets. The Notes will be unsecured and unsubordinated obligations of the Company and will rank equally with all of the Company’s existing and future unsecured and unsubordinated indebtedness from time to time outstanding. The Indenture also contains customary event of default provisions. In the event of the occurrence of both (1) a change of control of the Company and (2) a downgrade of the Notes below an investment grade rating by each of Fitch Ratings, Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services within a specified period, the Company will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to the date of repurchase.
The public offering price of the 2013 Notes was 99.580% of the principal amount, and the public offering price of the 2017 Notes was 99.835% of the principal amount. The Company expects to receive net proceeds (before expenses) of approximately $990.7 million and to use such net proceeds, together with cash on hand, to repay borrowings outstanding under the interim credit facility that the Company entered into to fund a portion of the merger consideration for the Company’s recent acquisition of Per-Se Technologies, Inc.
The Notes were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-124921) under the Securities Act of 1933, as amended, which was declared effective by the Securities and Exchange Commission (the “SEC”) on August 4, 2005. The Company has filed with the SEC a prospectus supplement, dated February 28, 2007, together with the accompanying prospectus, dated August 4, 2005, relating to the offering and sale of the Notes.
For a complete description of the terms and conditions of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the Notes, please refer to the Underwriting Agreement, the Indenture, the Officer’s Certificate, the form of 2013 Note and the form of 2017 Note, each of which is incorporated herein by reference and attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4, respectively.
Some of the Underwriters and their affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings with the Company in the ordinary course of business. In particular, J.P. Morgan Securities Inc. acted as financial advisor to the Company in connection with the acquisition of Per-Se Technologies, Inc., and affiliates of Banc of America Securities LLC and Wachovia Capital Markets, LLC and affiliates of certain of the other Underwriters served as agents and/or lenders under the interim credit facility being repaid with the net proceeds from the offering. In addition, affiliates of certain of the Underwriters are participants in the Company’s revolving credit facility and have received customary fees, commissions or other payments for these transactions.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated February 28, 2007, by and among McKesson Corporation and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 5, 2007, by and between McKesson Corporation, as issuer, and The Bank of New York Trust Company, N.A., as trustee.

4.2	Officer’s Certificate, dated March 5, 2007, establishing the terms and form of the Notes.

4.3	Form of 2013 Note (included in Exhibit 4.2 above).

4.4	Form of 2017 Note (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McKESSON CORPORATION

Date: March 5, 2007	By:	/s/ Jeffrey C. Campbell

	Name:	Jeffery C. Campbell
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 28, 2007, by and among McKesson Corporation and Banc of America Securities LLC and Wachovia Capital Markets, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 5, 2007, by and between McKesson Corporation, as issuer, and The Bank of New York Trust Company, N.A., as trustee.

4.2	Officer’s Certificate, dated March 5, 2007, establishing the terms and form of the Notes.

4.3	Form of 2013 Note (included in Exhibit 4.2 above).

4.4	Form of 2017 Note (included in Exhibit 4.2 above).

5.1	Opinion Letter of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Notes.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included as part of Exhibit 5.1).

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